EXHIBIT 32.1



                            CERTIFICATION OF EXECUTIVE VICE PRESIDENT
                              PURSUANT TO 18 U.S.C. SECTION 1350,
                                     AS ADOPTED PURSUANT TO
                         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Diasense, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony Paterra, Executive Vice President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to ? 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ Anthony Paterra

Anthony Paterra
Executive Vice President

August 11, 2006